SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                                December 31, 1999

                Date of Report (Date of earliest event reported)






                              GULFWEST OIL COMPANY

             (Exact name of registrant as specified in its charter)

                                      Texas

                 (State or other jurisdiction of incorporation)

         1-12108                                              87-0444770

(Commission File Number)                                   (IRS Employer
                                                         Identification Number)


         397 N. Sam Houston Parkway E., Suite 375, Houston, Texas 77060
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (281) 820-1919

      This Current Report on Form 8-K/A is intended to amend and restate in its entirety Item 2 of the Company's Current Report on Form 8-K dated December 31, 1999 to ensure that the information contained in the report is true, accurate and complete as of the date of the filing of this Current Report on Form 8-K/A, April 25, 2000.

         It was impracticable to provide the following items in the Company's Current Report on Form 8-K dated December 31, 1999, which are included in this Current Report on Form 8-K/A:

Item 7.           Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

(b)      Pro Forma Financial Information

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 31, 1999, GulfWest Oil Company ("GulfWest" or the "Company") purchased all of the interests of Pozo Resources, Inc. ("Pozo") in oil and gas leases, wells and equipment in Adams, Arapaho Elbert and Weld Counties, Colorado, and Gregg and Palo Pinto Counties, Texas pursuant to a purchase and sale agreement. On the same date, these interests were assigned to GulfWest Oil & Gas Company, a wholly owned subsidiary of GulfWest.

         The interests in the properties purchased from Pozo averaged 73% working interest and 55% net revenue interest. The properties have proved natural gas (70%) and oil (30%) reserves estimated at 14.6 billion cubic feet of natural gas equivalent, net to the acquired interests. The leases include 54 producing wells, 4,000 developed acres and an estimated 21,000 acres for development.

         Under the terms of the purchase and sale agreement, GulfWest assumed $6,257,403 in debt payable to Compass Bank and issued $242,597 in debt to Pozo. The Company also issued Pozo $4 million of GulfWest preferred stock, par value $.01 and liquidation value $500 per share, convertible after 3 years to 500,000 shares of GulfWest Common Stock, for a total purchase price of $10.5 million. In addition, the Company paid a $65,000 commission to an unrelated party. On April 5, 2000, this debt to Compass Bank and Pozo was refinanced in a financing agreement between GulfWest Oil & Gas Company and Aquila Energy Capital
Corporation. The refinanced debt is secured by interests in oil and gas properties, bears interest at the prime rate plus 3.5% and matures May 29, 2004. Monthly payments as to principal and interest are made from an 85% net revenue interest in the secured properties. The lender retains a 7% overriding royalty interest in the properties, with payments commencing after the loan is paid in full.

         Management of the Company negotiated the purchase price based upon a report provided by an independent engineering firm.

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders and Board of Directors

GULFWEST OIL COMPANY AND SUBSIDIARIES


We have audited the accompanying statements of revenues and direct operating expenses of the Pozo Resources, Inc. Acquired Properties (see Note 1) for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of GulfWest Oil Company management.

Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material aspects, the revenues and direct operating expenses of the Pozo Resources, Inc. Acquired Properties (see
Note 1), for the years ended December 31, 1999 and 1998, in conformity with generally accepted accounting principles.

/s/Weaver and Tidwell, L.L.P.
-----------------------------
WEAVER AND TIDWELL, L.L.P.

Dallas, Texas
March 21, 2000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

                  THE POZO RESOURCES, INC. ACQUIRED PROPERTIES
              Statements of Revenues and Direct Operating Expenses
                 For the Years Ended December 31, 1999 and 1998


                                                                            1999                     1998
                                                                            ----                     ----

REVENUES:

  Oil and Gas Sales                                                    $ 1,005,314               $ 1,340,258
  Operating Overhead Income                                                 67,691                    68,296
                                                                       -----------                ----------
                                                                         1,073,005                 1,408,554
                                                                       -----------                ----------
EXPENSES:

  Production Taxes                                                          76,395                    96,272
  Lease Operating Expenses                                                 472,627                   468,442
                                                                       -----------                ----------

    Total Expenses                                                         549,022                   564,714
                                                                       -----------                -----------

REVENUES LESS DIRECT
  OPERATING EXPENSES                                                  $    523,983              $    843,840
                                                                      ============              =============





The accompanying Notes are an integral part of these statements.

                  THE POZO RESOURCES, INC. ACQUIRED PROPERTIES

          NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Note 1.  Summary of Significant Accounting Policies

           Basis of Presentation

         The accompanying financial statement presents the historical revenues and direct operating expenses applicable to the oil and gas properties acquired by GulfWest Oil Company and assigned to GulfWest Oil & Gas Company, a wholly owned subsidiary, (the "Pozo Resources, Inc. Acquired Properties"), effective December 31, 1999. The properties consist of working interests in 54 oil and gas wells (and the related equipment and facilities) in Adams, Arapaho, Elbert and Weld Counties in Colorado, and Gregg and Palo Pinto Counties in Texas.

         The accompanying statement of historical oil and gas revenues and direct operating expenses of the properties does not include general and administrative expenses, interest expense, depreciation, depletion and amortization, or any provision for income taxes since historical expenses of this nature incurred by the seller are not necessarily indicative of the costs incurred by GulfWest Oil & Gas Company.

         Revenues and direct operating expenses, as set forth in this financial statement, include oil and gas revenues and overhead income from operating the properties on behalf of the other working interest owners, and associated direct operating expenses related to the net working interest in the acquisition properties. Each owner recognizes revenue and expenses based on its proportionate share of the related production and costs. Expenses include labor, repairs and maintenance, fuel consumed and supplies utilized to operate and maintain the wells and related equipment and facilities, royalties, production taxes and ad valorem taxes.

         Historical financial information reflecting financial position, results of operations, and cash flows of the properties is not presented because the purchase price was assigned the oil and gas property interests and related equipment acquired. Development and exploration expenditures related to these properties were insignificant in the relevant period. Accordingly, the historical statement of revenues and direct operating expense of the Pozo Resources, Inc. Acquired Properties is represented in lieu of the financial statements required under Item 3-05 of Securities and Exchange Commission Regulation S-X.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period. Actual results could differ from those estimates

Note 2.  Supplemental Oil and Gas Information (UNAUDITED)

         The proved oil and gas reservesof  the Pozo  Resources,  Inc.  Acquired
         Properties are estimated in accordance with guidelines established by the Securities and Exchange Commission and the Financial Accounting Standards Board, which require that reserve estimates be prepared under existing economic and operating conditions with no provision for price and cost escalations over prices and costs existing at year end except by contractual arrangements.

         GulfWest Oil & Gas Company emphasizes that reserve estimates are inherently imprecise. Accordingly, the estimates are expected to change as more current information becomes available. It is reasonably possible that, because of changes in market conditions or the inherent imprecision of these reserve estimates, that the estimate of future cash inflows, future gross revenues, the amount of oil and gas reserves, the remaining estimated lives of the oil and gas properties, or any combination of the above may be increased or reduced in the near term.

         The estimates of proved reserves and information related to the standardized measure of discounted future net cash flows related to proved reserves ("Standardized Measure") were prepared by independent petroleum engineers in accordance with Securities and Exchange Commission guidelines as of December 31, 1999. Reliable information of oil and gas reserves of the Pozo Resources, Inc. Acquired Properties prior to December 31, 1999 does not exist. Accordingly, information on reserves or the Standardized Measure at December 31, 1998 or the changes in reserves or the changes in the Standardized Measure for the years ended December 31, 1999 and 1998 is not presented.

         The following schedules provide information concerning proved quantities of reserves and the Standardized Measure, derived from independent engineer reserve reports, as they apply to the Pozo Resources, Inc. Acquired Properties at December 31, 1999:

                                                Crude Oil         Natural Gas
                                                  (Bbl)              (Mcf)
         QUANTITIES OF RESERVES

             Proved developed                    333,868           3,073,867
             Proved undeveloped                  426,594           7,415,130
                                                --------           ---------

                                                 760,460          10,488,997

         STANDARDIZED MEASURE:

         Standardized measure of discounted future net cash flows relating to proved reserves:

             Future net cash flows                                 $ 40,129,683

             Future production and development costs
                 Production                                          (9,139,846)
                    Development                                      (3,485,459)
                                                                    -----------

             Future cash flows before income taxes                   27,504,378
             Future income taxes                                     (5,781,489)
                                                                    -----------

             Future net cash flows after income taxes                21,722,889
             10% annual discount for estimated
               timing of cash flows                                  10,837,902
                                                                     ----------

             Standardized measure of discounted
                  future net cash flows                            $ 10,884,987
                                                                   ============

Item 7b.  Pro Forma Financial Information

                              GULFWEST OIL COMPANY
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999

                                                                 For the
                                                               Year Ended                                             Pro Forma
                                                               December 31,                                          Year Ended
                                                                  1999                      Pro Forma                December 31,
                                                                GulfWest                   Adjustments                  1999
                                                             --------------------    ---------------------       -----------------
OPERATING REVENUES
  Oil and gas sales                                          $     2,533,304         $     1,005,314       (a)   $     3,538,618
  Well servicing revenues                                            116,791                                             116,791
  Operating overhead and other income                                162,544                  67,691       (a)           230,235
                                                             --------------------    ---------------------       -----------------
                                                                   2,812,639               1,073,005                   3,885,644
                                                             --------------------    ---------------------       -----------------
OPERATING EXPENSE
  Lease operating expenses                                         1,399,710                 549,022       (a)         1,948,732
  Cost of well servicing operations                                  190,399                                             190,399
  Depreciation, depletion and amortization                           703,533                 343,350       (b)         1,046,833
  General and administrative                                       1,983,091                    -                      1,983,091
                                                             --------------------    ---------------------       -----------------
                                                                   4,276,733                 892,372                   5,169,105
                                                             --------------------    ---------------------       -----------------

LOSS FROM OPERATIONS                                              (1,464,094)                180,633                  (1,283,461)

OTHER INCOME AND EXPENSE
  Interest income                                                      5,162                                               5,162
  Interest expense                                                  (889,796)             (1,286,250)      (c)        (2,176,046)
  Gain (loss) on sale of assets                                       79,222                    -                         79,222
                                                             --------------------    ---------------------       -----------------

LOSS BEFORE INCOME TAXES                                          (2,269,506)             (1,105,617)                 (3,375,123)

INCOME TAXES                                                            -                       -                           -
                                                             --------------------    ---------------------       -----------------

NET LOSS                                                     $    (2,269,506)        $    (1,105,617)            $    (3,375,123)

DIVIDENDS ON PREFERRED STOCK
(Paid 1999 - $344,288; 1998 - $101,254)                             (450,684)                   -                       (450,684)
                                                             --------------------    ---------------------       -----------------

NET LOSS AVAILABLE TO
COMMON SHAREHOLDERS                                          $    (2,720,190)        $    (1,105,617)            $    (3,825,807)
                                                             ====================    =====================       =================

LOSS PER COMMON SHAREHOLDER-
BASIC AND DILUTED                                            $         (0.34)        $         (0.14)            $         (0.48)
                                                             ====================    =====================       =================

See accompanying notes to the unaudited pro forma statements.

                              GULFWEST OIL COMPANY

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.       Basis of Presentation

         The accompanying unaudited pro forma statements of operations present the results of operations of the Company for the year ended December 31, 1999, as if the purchase of the Pozo Resources, Inc. Acquired Properties had occurred as of the beginning of 1999.

         The unaudited pro forma information has been prepared and all calculations have been made by the Company based upon assumptions deemed appropriate by the Company. Certain of these assumptions are set forth in the notes below. The pro forma presentation is not necessarily indicative of the financial results of the Company that would have actually been obtained had the transaction been consummated on January 1, 1999. The accompanying unaudited pro forma financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to those rules and regulations. The financial statements of the Company and the related notes thereto presented in the Annual Report on form 10-K should be read in conjunction with these pro forma statements.

2.       Pro Forma Adjustments

         The accompanying unaudited pro forma statements of operations reflect the following adjustments:

     (a) To adjust oil and gas sales, overhead income (charges to unrelated working interest owners) and lease operating expenses as a result of the acquisition of the Pozo Resources, Inc. Acquired Properties.

     (b) To adjust depreciation and depletion as a result of the acquisition of the acquired properties.

     (c) To adjust interest expense for loans associated with the purchase of the properties.